UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Explanatory Note

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2021 (the “Initial 8-K”) by C-Bond Systems, Inc. (“C-Bond” or the “Company”), on July 22, 2021, the Company closed (the “Closing”) a Share Exchange Agreement and Plan of Reorganization (the “Agreement”) with (i) Mobile Tint LLC, doing business as A1 Glass Coating (“Mobile”), (ii) the sole member of Mobile (the “Mobile Shareholder”), and (iii) Michael Wanke as the Representative of the Mobile Shareholder. Pursuant to the Exchange Agreement, C-Bond acquired 80% of Mobile’s units, representing 80% of Mobile’s issued and outstanding capital stock (the “Mobile Shares”), in exchange for restricted shares of C-Bond’s common stock, par value $0.001 (“Common Stock”), in an amount equal to $800,000, divided by the average of the closing prices of C-Bond’s Common Stock during the 30-day period immediately prior to the Closing as defined in the Agreement, pursuant to which Mobile became a majority-owned subsidiary of the Company. The information set forth in the Initial 8-K is incorporated herein by reference. This Current Report on Form 8-K/A amends the Initial 8-K to include Mobile’s audited financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019, unaudited condensed financial statements as of June 30, 2021 and for the six months ended June 30, 2021, and unaudited pro forma condensed combined financial statements as of June 30, 2021 and for the six months ended June 30, 2021, and for the year ended December 31, 2020, in Item 9.01. This Current Report on Form 8-K/A also amends the cover page of the Initial 8-K to correct the date of the report to July 20, 2021.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Mobile as of and for the years ended December 31, 2020 and 2019 and the unaudited condensed financial statements as of June 30, 2021 and for the six months ended June 30, 2021, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b) Pro Forma Financials.

The unaudited pro forma condensed combined financial statements as of June 30, 2021 and for the six months ended June 30, 2021, and for the year ended December 31, 2020, are filed herewith as Exhibit 99.4 and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
99.1*	Audited financial statements of Mobile Tint, LLC as of and for the years ended December 31, 2020 and 2019.
99.2*	Unaudited condensed financial statements of Mobile Tint, LLC as of June 30, 2021 and for the six months ended June 30, 2021
99.3*	Unaudited pro forma combined financial statements of the Company and Mobile Tint, LLC as of June 30, 2021 and for the six months ended June 30, 2021, and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: January 28, 2022	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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